INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED DECEMBER 3, 2018 TO THE

SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED SEPTEMBER 28, 2018, OF:

Invesco BulletShares 2018 Corporate Bond ETF (BSCI)

Invesco BulletShares 2018 High Yield Corporate Bond ETF (BSJI)

(each, a “Fund” and collectively, the “Funds”)

Effective December 28, 2018, the Funds, each a separate series of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), will be closed to new investments.

NYSE Arca, Inc. (the “Exchange”) will halt trading of each Fund before the open of trading on December 28, 2018. Therefore, December 27, 2018 will be the last day of trading for each Fund. Shareholders may sell their holdings of a Fund on the Exchange until market close on December 27, 2018, and may incur typical transaction fees from their broker-dealer.

In accordance with the principal investment strategies of each Fund, the Funds will be terminated on December 28, 2018 without requiring additional approval by the Trust’s Board of Trustees or the Funds’ shareholders. In connection with such termination, shareholders who do not sell their shares of a Fund before market close on December 27, 2018 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about December 28, 2018.

Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

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